UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Jay Fitton
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(513) 520-5925
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2023

Date of reporting period:  November 30, 2023

Item 1. Reports to Stockholders.

(a)

Annual Report

Convergence Long/Short Equity ETF
(CLSE)

November 30, 2023

Investment Adviser

Convergence Investment Partners, LLC
3801 PGA Boulevard
Suite 1001
Palm Beach Gardens, Florida 33410

Phone: 877-677-9414

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLES	7

INVESTMENT HIGHLIGHTS	8

SCHEDULE OF INVESTMENTS	11

SCHEDULE OF SECURITIES SOLD SHORT	19

STATEMENT OF ASSETS AND LIABILITIES	28

STATEMENT OF OPERATIONS	29

STATEMENTS OF CHANGES IN NET ASSETS	30

STATEMENT OF CASH FLOWS	31

FINANCIAL HIGHLIGHTS	32

NOTES TO FINANCIAL STATEMENTS	34

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	43

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	44

NOTICE OF PRIVACY POLICY & PRACTICES	47

ADDITIONAL INFORMATION	48

Convergence Investment Partners
2023 Annual Shareholder Report

Convergence Long/Short Equity ETF (CLSE)
Shareholder Letter (Unaudited)

Dear Shareholder:

We are pleased to provide you the annual report of the Convergence Long/Short Equity ETF (the “ETF”) for the fiscal year ended November 30, 2023.  We are especially pleased to report that we were able to deliver a strong return for our investors over the past twelve months.  The net asset value (NAV) of the Long/Short Equity ETF was up 11.28% over the twelve months ended November 30, 2023, while the Russell 3000 Total Return Index was up 12.61%.

Our ETF is comprised of both long and short holdings, essentially combining two portfolios, one of long positions and another of shorts.  For the twelve months ended November 30, 2023 our long portfolio averaged 117.1% of net capital while our shorts averaged 48.3% of net capital.  Our average net exposure for the year, that is, our long portfolio minus our short portfolio weight, was 68.8%.  We are very pleased that our ETF delivered an 11.28% return (NAV) with only an average 68.8% market exposure, especially when compared to our benchmark Russell 3000 Total Return Index which has a net exposure of 100%.

We manage our ETF with the philosophy that over the long term strong “fundamentals” outperform weak “fundamentals”.  Our ETF employs the Convergence systematic long/short investment approach which seeks to benefit from fundamentally strong companies outperforming their counterparts with comparatively weaker fundamentals.  Over time the ETF seeks strong total returns from favored long positions with the potential for downside risk mitigation through a carefully selected program of actively selling disfavored stocks short.  To construct both the long portfolio and short portfolio, our ETF utilizes the Convergence proprietary stock ranking process which analyzes the domestic investment universe and helps to identify, quantify, and rank strong and weak fundamentals.

Convergence monitors the performance of different stock market characteristics to learn what the market is rewarding or punishing at any time.  Our long-term investors know that we analyze numerous statistical observations and stock factors for nearly 3,000 domestic stocks.  Those observations are then grouped into composites to develop signals for each stock that we use to rank their potential on different dimensions to which we give names like Traditional Value and Accelerating Sales.  Over the twelve months ended November 30, 2023, we see that much of the positive differentiation between stocks has been a combination of economic size, profitability trends and valuation.  Conversely, the three signals with the most negative contribution in this period were companies with increased leverage, price momentum and sales growth.  Tilts to companies based on these signals were the least beneficial as their spread returns were the least positive when compared to our suite of signals.  We believe that, even in times of market stress, there can be benefits to a fundamental approach to investing which guides the signal diversification we employ at Convergence.  While it is unlikely for all fundamental tilts to generate a positive spread in short time periods, we believe these fundamental spreads, based on sound economic principles, can help produce real wealth for investors over time as they provide complementary attributes.  We remain steadfast to our philosophy that strong fundamentals win in the long run.

Digging a bit deeper into the performance of the past twelve months, the long portfolio of holdings in our ETF lagged our Russell 3000 Total Return Index benchmark, while our short portfolio handsomely underperformed the benchmark index (which is good for shorts).  Our long positions strongly outperformed our short positions, thereby generating a positive long-short spread for the year.  It is important to remember that our ETF maintained an average net exposure of approximately 68.8% for the most recent twelve months ended November 30, 2023, with 48.3% of capital allocated to short positions on average, while our long-only benchmark index has a 0% weight to short holdings.  Positions in the Software & Services, Capital Goods and the Media & Entertainment industry groups contributed the most to our total returns for the most recent twelve months.  The largest detracting industry groups for the same period were Financial Services, Pharmaceuticals and Healthcare Equipment & Services.

At Convergence, we understand that selection of portfolio positions, be they long or short, will not add to the ETF’s outperformance in every consecutive month, quarter, or year.  We do, however, firmly believe that investment decisions based on a sound and logical philosophy, paired with a long-term approach, can deliver superior results.  Buying reasonably valued stocks with strong earnings and sales growth, while shorting low quality, unprofitable stocks with wild valuations is our recipe for success at Convergence.

The investment objective of the ETF is to achieve long-term capital growth.  The ETF seeks to realize its investment objective by establishing long and short positions in equity securities of domestic companies with medium and large market capitalizations. The ETF will hold purchased securities (long positions) that Convergence believes will outperform the market, and it will sell short securities (short positions) expected to underperform the market. Convergence constructs the portfolio as an actively managed equity strategy that adapts to ever changing market dynamics through a market cycle. The ETF intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 50% to 100% of the ETF’s total assets.  Under normal market conditions, the ETF’s long positions may range from 90% to 150% of the ETF’s total assets, and its short positions may range from 20% to 70% of the ETF’s total assets. In making investment decisions for the ETF, Convergence utilizes stock-level analysis to focus on the individual strengths of the underlying companies and the market’s preferences to judge the relative and absolute attractiveness of the companies within each industry group.

Convergence Long/Short Equity ETF Performance

In the twelve months ended November 30, 2023, the Convergence Long/Short Equity ETF returned 11.28% as measured by the change in ETF net asset value, versus the Russell 3000® Total Return Index at 12.61%.

Average Annual Total Returns (net of fees)

							Since
Through	One			One	Three	Five	Inception
November 30, 2023	Month	Quarter	YTD	Year	Year	Year	Annualized
Convergence
Long/Short Equity
(CLSE @ NAV)	5.19%	4.76%	16.09%	11.28%	13.48%	7.15%	11.16%
Convergence
Long/Short Equity
(CLSE @ Market)	5.06%	4.60%	16.01%	11.40%	13.45%	7.14%	11.15%
Russell 3000®
Total Return Index	9.32%	1.36%	19.61%	12.61%	8.26%	12.51%	12.44%

Strategy Inception = 12/29/2009
Mutual Fund Inception = 12/29/2009
Mutual Fund to ETF Conversion = 02/18/2022

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the ETF may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-677-9414.

Shares are bought and sold at market price not net asset value (NAV). Market price returns are based upon the closing composite market price and do not represent the returns you would receive if you traded shares at other times.

As of the most recent prospectus, dated March 30, 2023, Total Expense Ratio of the ETF applicable to all investors is 1.25%, comprised of the Management Fee of 0.95% and dividends and interest on short positions of 0.30%. Please see the Financial Highlights section in this report for the most recent expense ratio.

The Convergence fundamental stock picking methodology is geared toward long holdings with strong cash flow, earnings, profits, and other desirable financial characteristics. We strive to achieve these favorable portfolio statistics while seeking companies that are undervalued relative to their peers.  Our research has shown that, over time, companies with these characteristics have rewarded investors, as the portfolio statistics demonstrate attributes of healthy and growing companies with competitively strong business models. The Convergence process separately seeks to identify companies with weak or declining fundamentals, and our research has shown this to be effective in sourcing alpha from shorting.  The current environment is especially interesting as mega cap technology stocks are likely to face challenges from rising cost pressures along with slowing revenues.  Therefore, we believe the forthcoming market cycle will continue to offer opportunities for active managers such as Convergence.

In closing, as we always say, stay fundamental.

Thank you for your support.

David J. Abitz, CFA	Justin Neuberg, CFA
President & Chief Investment Officer	Co-Portfolio Manager
Convergence Investment Partners, LLC	Convergence Investment Partners, LLC

Disclosures

Past performance is not indicative of future results.

This commentary is for informational purposes only and should not be viewed as a recommendation to buy or sell any security. Investors should seek financial advice regarding the appropriateness of investing in any securities or investment strategies discussed in this documentation and should understand that statements regarding future prospects may not be realized. Investors should note that income from such securities may fluctuate, and that each security’s price or value may rise or fall. Accordingly, investors may receive back less than originally invested. There is no guarantee that the views expressed will come to pass.

Mutual fund investing involves risk. Principal loss is possible. Investments in small, micro and midcap companies involve additional risks such as limited liquidity and greater volatility than larger capitalization companies. The ETF may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The ETF regularly makes short sales of securities, which involves unlimited risk including the possibility that losses may exceed the original amount invested. However, a fund investor’s risk is limited to one’s amount of investment in the fund.

Must be preceded or accompanied by a prospectus.

Diversification does not assure a profit nor protect against loss in a declining market.

Foreside Fund Services, LLC, distributor.

Alpha – The excess return of an investment relative to the return of a benchmark index is the investment’s alpha.

The Russell 3000® Total Return Index measures the total return performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market.  You cannot invest directly in an index.  The volatility of an index may be materially different from that of the strategy due to varying degrees of diversification and other factors. Index returns do not reflect the deduction of any fees.

CONVERGENCE LONG/SHORT EQUITY ETF
Expense Examples
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, such as investment management fees and dividends and interest on short positions. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/23 – 11/30/23).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/23	11/30/23	6/1/23 – 11/30/23*
Actual	$1,000.00	$1,134.00	$8.61
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.00	$8.14

*
Expenses are equal to the Fund’s annualized expense ratio of 1.55%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Excluding dividends and short positions, interest and broker expenses, the fund’s annualized expense ratio would be 0.95%.

CONVERGENCE LONG/SHORT EQUITY ETF
Investment Highlights
(Unaudited)

The investment objective of the Fund is to seek long-term capital growth. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in long and short positions in equity securities of domestic companies. The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization. The Fund generally considers companies with medium and large market capitalizations to be those companies that comprise the upper half of the Russell 3000® Total Return Index. As of December 31, 2022, the market capitalization range of the upper half of the Russell 3000® Total Return Index was between $2.03 billion and $2,066.94 billion. The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities expected to underperform the market.

Allocation of Portfolio Holdings
(as a percentage of net assets)

Continued

CONVERGENCE LONG/SHORT EQUITY ETF
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of November 30, 2023

	One	Five	Ten
	Year	Years	Years
Convergence Long/Short Equity ETF — NAV	11.28%	7.15%	8.29%
Convergence Long/Short Equity ETF —
Market Price	11.40%	7.14%	8.28%
Russell 3000® Total Return Index	12.61%	12.51%	12.76%

The Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on February 18, 2022. Performance data includes the Fund’s prior performance history as a mutual fund. The Market Price returns shown prior to February 18, 2022, reflect the mutual fund’s NAV.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 877-677-9414.

Investment performance reflects fee waivers in effect for the Fund prior to February 18, 2022. In the absence of such waivers, total returns would be reduced for the periods prior to February 18, 2022.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index over the last 10 year time period. The graph does not imply any future performance.

Shares are bought and sold at market price (closing price), not net asset value (“NAV”), and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00 p.m. Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Total Return Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market. One cannot invest directly in an index.

Continued

CONVERGENCE LONG/SHORT EQUITY ETF
Investment Highlights (Continued)
(Unaudited)

Growth of $10,000 Investment

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Investments

November 30, 2023

	Shares	Value
COMMON STOCKS – 113.33% (a)

Accounting, Tax Preparation, Bookkeeping – 0.46%
H&R Block, Inc.	3,204	$145,526

Administrative and Support Services – 1.44%
Alarm.com Holdings, Inc. (b)	2,560	139,470
Booking Holdings, Inc. (b)	38	118,777
Duolingo, Inc. (b)	542	115,061
NU Holdings Ltd./Cayman Islands – Class A (b)	10,687	86,992
		460,300

Advertising, Public Relations and Related Services – 1.11%
AppLovin Corp. – Class A (b)	9,423	353,174

Aerospace & Defense – 0.34%
Parsons Corp. (b)	1,701	105,955

Air Transportation – 0.14%
SkyWest, Inc. (b)	948	44,821

Amusement, Gambling, and Recreation Industries – 0.39%
Light & Wonder, Inc. – Class A (b)	1,413	124,937

Beverage and Tobacco Product Manufacturing – 2.55%
Altria Group, Inc.	26	1,093
Coca-Cola Co.	3,432	200,567
Coca-Cola Consolidated, Inc.	314	230,640
Molson Coors Beverage Co. – Class B	3,212	197,666
National Beverage Corp. (b)	3,794	180,367
		810,333

Broadcasting and Content Providers – 1.70%
Spotify Technology SA (b)	2,902	537,190

Building Material and Garden Equipment
and Supplies Dealers – 1.06%
Home Depot, Inc.	1,076	337,315

Capital Markets – 1.56%
Cboe Global Markets, Inc.	1,251	227,920
Coinbase Global, Inc. – Class A (b)	2,162	269,644
		497,564

Chemical Manufacturing – 8.81%
AbbVie, Inc.	2,075	295,459
ACADIA Pharmaceuticals, Inc. (b)	1,006	22,414

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Investments (Continued)

November 30, 2023

	Shares	Value
Chemical Manufacturing – 8.81% (Continued)
Alnylam Pharmaceuticals, Inc. (b)	250	$42,063
Amgen, Inc.	1,250	337,049
Bristol-Myers Squibb Co.	5,512	272,183
Corcept Therapeutics, Inc. (b)	5,878	149,713
elf Beauty, Inc. (b)	631	74,515
Gilead Sciences, Inc.	3,038	232,711
Halozyme Therapeutics, Inc. (b)	6,213	239,884
Jazz Pharmaceuticals PLC (b)	1,318	155,827
Merck & Co., Inc.	3,480	356,629
NewMarket Corp.	263	139,524
Procter & Gamble Co.	1,386	212,779
Vertex Pharmaceuticals, Inc. (b)	774	274,623
		2,805,373

Clothing and Clothing Accessories Stores – 0.52%
Abercrombie & Fitch Co. – Class A (b)	2,199	166,882

Computer and Electronic Product Manufacturing – 17.51%
Alphabet, Inc. – Class A (b)	6,299	834,806
Alphabet, Inc. – Class C (b)	6,223	833,384
Apple, Inc. (c)	2,695	511,915
Arista Networks, Inc. (b)	2,221	487,976
Broadcom, Inc.	563	521,186
Intel Corp.	13,606	608,188
NVIDIA Corp.	2,208	1,032,683
QUALCOMM, Inc.	3,240	418,122
Vertiv Holdings Co. – Class A (b)	7,513	328,018
		5,576,278

Computing Infrastructure Providers, Data Processing,
Web Hosting, and Related Services – 0.53%
RingCentral, Inc. – Class A (b)	50	1,423
Verisk Analytics, Inc.	699	168,760
		170,183

Construction of Buildings – 0.45%
KB Home	1,152	60,019
Toll Brothers, Inc.	956	82,111
		142,130

Consumer Finance – 0.82%
Synchrony Financial	8,049	260,466

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Investments (Continued)

November 30, 2023

	Shares	Value
Couriers and Messengers – 0.58%
FedEx Corp.	712	$184,287

Credit Intermediation and Related Activities – 3.74%
Bank of America Corp.	8,294	252,884
Citigroup, Inc.	3,339	153,928
Fifth Third Bancorp	5,552	160,730
JPMorgan Chase & Co.	2,895	451,851
Wells Fargo & Co.	3,962	176,666
		1,196,059

Diversified Telecommunication Services – 0.91%
AT&T, Inc.	17,413	288,533

Electric Utilities – 0.59%
ALLETE, Inc.	3,384	187,744

Electrical Equipment, Appliance, and
Component Manufacturing – 0.40%
Resideo Technologies, Inc. (b)	7,707	126,626

Electronic Equipment, Instruments & Components – 0.48%
Itron, Inc. (b)	2,250	151,605

Fabricated Metal Product Manufacturing – 0.80%
Crane Co.	758	80,105
Griffon Corp. (c)	555	25,824
Mueller Industries, Inc.	3,670	152,415
		258,344

Food Services and Drinking Places – 1.61%
Manhattan Associates, Inc. (b)	2,295	511,900

General Merchandise Retailers – 1.95%
Costco Wholesale Corp.	309	183,157
Walmart, Inc.	2,821	439,202
		622,359

Health and Personal Care Retailers – 0.35%
CVS Health Corp.	1,618	109,943

Health Care Equipment & Supplies – 0.13%
Lantheus Holdings, Inc. (b)(c)	571	40,895

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Investments (Continued)

November 30, 2023

	Shares	Value
Health Care Providers & Services – 0.94%
Centene Corp. (b)	1,086	$80,016
Molina Healthcare, Inc. (b)(c)	601	219,702
		299,718

Heavy and Civil Engineering Construction – 0.40%
Sterling Infrastructure, Inc. (b)	1,983	125,940

Household Durables – 0.52%
Garmin Ltd.	1,346	164,535

Insurance Carriers – 1.08%
Aflac, Inc.	1,399	115,711
Assured Guaranty Ltd. (c)	3,393	230,419
		346,130

Insurance Carriers and Related Activities – 6.00%
Cigna Group/The	623	163,774
Everest Group Ltd.	424	174,073
Frontdoor, Inc. (b)	5,336	183,185
Humana, Inc.	339	164,368
Marsh & McLennan Cos., Inc.	595	118,655
MGIC Investment Corp.	13,151	231,326
NMI Holdings, Inc. – Class A (b)	8,186	225,115
Radian Group, Inc.	10,229	262,988
Reinsurance Group of America, Inc.	1,013	165,180
UnitedHealth Group, Inc.	397	219,529
		1,908,193

Machinery Manufacturing – 1.30%
BellRing Brands, Inc. (b)(c)	725	38,353
General Electric Co.	1,944	236,779
Terex Corp.	2,814	139,293
		414,425

Management of Companies and Enterprises – 0.90%
StoneCo Ltd. – Class A (b)	18,372	286,603

Merchant Wholesalers, Durable Goods – 3.49%
Allison Transmission Holdings, Inc.	1,408	75,300
Arrow Electronics, Inc. (b)	3,111	368,840
Avnet, Inc.	7,928	370,713
Core & Main, Inc. – Class A (b)	4,388	153,712
GMS, Inc. (b)	2,087	141,165
		1,109,730

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Investments (Continued)

November 30, 2023

	Shares	Value
Merchant Wholesalers, Nondurable Goods – 2.41%
Cardinal Health, Inc.	2,554	$273,482
Cencora, Inc.	1,173	238,553
McKesson Corp.	541	254,573
		766,608

Mining (except Oil and Gas) – 1.33%
Alpha Metallurgical Resources, Inc.	778	218,275
Southern Copper Corp.	1,629	117,174
Warrior Met Coal, Inc. (c)	1,577	88,265
		423,714

Miscellaneous Manufacturing – 0.76%
Johnson & Johnson	1,575	243,590

Motor Vehicle and Parts Dealers – 1.65%
Group 1 Automotive, Inc.	733	206,779
Murphy USA, Inc.	858	317,075
		523,854

Motor Vehicle Manufacturing – 0.46%
PACCAR, Inc.	1,578	144,892

Multi-Utilities – 0.57%
Public Service Enterprise Group, Inc.	2,904	181,297

Nonmetallic Mineral Product Manufacturing – 0.61%
Eagle Materials, Inc.	1,080	195,534

Nonstore Retailers – 3.01%
Amazon.com, Inc. (b)	6,555	957,620

Oil and Gas Extraction – 1.21%
EOG Resources, Inc.	1,590	195,682
Phillips 66	1,452	187,148
		382,830

Paper Manufacturing – 0.62%
Boise Cascade Co.	1,808	197,614

Petroleum and Coal Products Manufacturing – 3.48%
Exxon Mobil Corp. (c)	1,883	193,459
HF Sinclair Corp.	4,172	218,947
Marathon Petroleum Corp.	1,521	226,918

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Investments (Continued)

November 30, 2023

	Shares	Value
Petroleum and Coal Products Manufacturing – 3.48% (Continued)
PBF Energy, Inc. – Class A (c)	5,444	$241,713
Valero Energy Corp.	1,816	227,654
		1,108,691

Pharmaceutical and Medicine Manufacturing – 0.21%
Alkermes PLC (b)	1,381	33,337
Neurocrine Biosciences, Inc. (b)	300	34,977
		68,314

Primary Metal Manufacturing – 1.23%
Constellium SE (b)	8,365	145,551
Encore Wire Corp.	629	115,925
United States Steel Corp.	3,617	129,850
		391,326

Professional, Scientific, and Technical Services – 6.08%
Booz Allen Hamilton Holding Corp.	1,276	159,666
Exelixis, Inc. (b)	2,992	65,256
Nutanix, Inc. – Class A (b)	12,399	534,273
Palantir Technologies, Inc. – Class A (b)	22,364	448,398
Science Applications International Corp.	1,554	182,455
ServiceNow, Inc. (b)	601	412,130
Zscaler, Inc. (b)	694	137,086
		1,939,264

Publishing Industries – 10.05%
Adobe, Inc. (b)	1,336	816,309
Block, Inc. (b)(c)	4,713	298,946
Cadence Design Systems, Inc. (b)	1,980	541,075
Microsoft Corp. (c)	2,896	1,097,322
Salesforce, Inc. (b)	1,764	444,352
		3,198,004

Real Estate – 0.16%
eXp World Holdings, Inc.	3,968	48,052

Religious, Grantmaking, Civic, Professional,
and Similar Organizations – 0.70%
HealthEquity, Inc. (b)	3,327	222,976

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Investments (Continued)

November 30, 2023

	Shares	Value
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 1.88%
Ameriprise Financial, Inc.	840	$296,947
DraftKings, Inc. – Class A (b)	3,566	136,364
PJT Partners, Inc. – Class A	1,791	161,297
		594,608

Software Publishers – 0.90%
Synopsys, Inc. (b)	530	287,912

Specialty Trade Contractors – 1.22%
EMCOR Group, Inc.	1,201	255,236
Installed Building Products, Inc.	620	93,316
TopBuild Corp. (b)	129	38,156
		386,708

Sporting Goods, Hobby, and Musical Instrument, Book,
and Miscellaneous Retailers – 0.17%
DoorDash, Inc. – Class A (b)	577	54,226

Support Activities for Transportation – 0.58%
XPO, Inc. (b)	2,141	184,725

Technology Hardware, Storage & Peripherals – 1.28%
NetApp, Inc.	4,468	408,331

Transit and Ground Passenger Transportation – 0.45%
Uber Technologies, Inc. (b)	2,537	143,036

Transportation Equipment Manufacturing – 1.79%
Lear Corp.	884	118,235
Modine Manufacturing Co. (b)	3,319	163,295
Thor Industries, Inc.	2,933	290,573
		572,103

Utilities – 1.10%
Southwest Gas Holdings, Inc.	2,484	146,829
Vistra Corp.	5,731	202,935
		349,764

Warehousing and Storage – 0.35%
Landstar System, Inc.	654	112,913

Web Search Portals, Libraries, Archives,
and Other Information Services – 2.85%
Meta Platforms, Inc. – Class A (b)	2,776	908,168

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Investments (Continued)

November 30, 2023

	Shares	Value
Wood Product Manufacturing – 0.66%
Builders FirstSource, Inc. (b)	938	$125,794
Owens Corning	620	84,060
		209,854
TOTAL COMMON STOCKS (Cost $32,183,199)		36,078,524

REAL ESTATE INVESTMENT TRUSTS – 2.82% (a)

Lessors of Real Estate – 0.17%
Apartment Income REIT Corp.	1,691	52,624

Real Estate – 2.11%
Digital Realty Trust, Inc.	955	132,535
Rithm Capital Corp.	15,599	161,917
STAG Industrial, Inc.	3,035	108,805
Tanger Factory Outlet Centers, Inc.	6,432	160,542
Welltower, Inc.	1,226	109,237
		673,036

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 0.54%
Innovative Industrial Properties, Inc.	2,095	171,078
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $812,216)		896,738

MONEY MARKET FUNDS – 1.71%
First American Government Obligations Fund – X Class, 5.248% (d)	544,428	544,428
TOTAL MONEY MARKET FUNDS (Cost $544,428)		544,428
Total Investments (Cost $33,539,843) – 117.86%		37,519,690
Liabilities in Excess of Other Assets – (17.86)%		(5,678,520)
TOTAL NET ASSETS – 100.00%		$31,841,170

Percentages are stated as a percent of net assets.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SE	Societas Europaea is a term for a European Public Liability Company.

(a)	Unless otherwise noted, all or a portion of these securities, totaling $33,206,044 are pledged as collateral for securities sold short.
(b)	Non-income producing security.
(c)	This security is not pledged as collateral for securities sold short.
(d)	The rate shown represents the seven-day yield as of November 30, 2023.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short

November 30, 2023

	Shares	Value
COMMON STOCKS – (45.57)%

Accommodation – (0.28)%
MGM Resorts International (a)	(2,251)	$(88,779)

Administrative and Support Services – (2.02)%
Evolent Health, Inc. – Class A (a)	(1,697)	(47,177)
Fair Isaac Corp. (a)	(45)	(48,942)
Live Nation Entertainment, Inc. (a)	(1,148)	(96,685)
RB Global, Inc.	(472)	(30,057)
Remitly Global, Inc. (a)	(3,542)	(76,295)
ROBLOX Corp. – Class A (a)	(2,638)	(103,700)
SentinelOne, Inc. – Class A (a)	(6,774)	(129,316)
TransUnion	(403)	(23,664)
TripAdvisor, Inc. (a)	(4,981)	(88,811)
		(644,647)

Aerospace & Defense – (0.15)%
Boeing Co. (a)	(200)	(46,326)

Air Transportation – (0.41)%
Alaska Air Group, Inc. (a)	(1,347)	(50,930)
Southwest Airlines Co.	(3,099)	(79,241)
		(130,171)

Airlines – (0.16)%
United Airlines Holdings, Inc. (a)	(1,268)	(49,959)

Ambulatory Health Care Services – (0.13)%
LifeStance Health Group, Inc. (a)	(6,104)	(41,934)

Apparel Manufacturing – (0.29)%
Lululemon Athletica, Inc. (a)	(131)	(58,531)
VF Corp.	(1,964)	(32,858)
		(91,389)

Beverage and Tobacco Product Manufacturing – (0.41)%
Brown-Forman Corp. – Class B	(1,121)	(65,848)
Philip Morris International, Inc.	(685)	(63,952)
		(129,800)

Broadcasting and Content Providers – (1.72)%
Liberty Broadband Corp. – Class C (a)	(529)	(43,970)
Madison Square Garden Sports Corp. (a)	(500)	(84,595)
Paramount Global – Class B	(6,452)	(92,715)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short (Continued)

November 30, 2023

	Shares	Value
Broadcasting and Content Providers – (1.72)% (Continued)
Walt Disney Co. (a)	(851)	$(78,879)
Warner Bros Discovery, Inc. (a)	(23,551)	(246,109)
		(546,268)

Capital Markets – (0.27)%
Nasdaq, Inc.	(1,541)	(86,049)

Chemical Manufacturing – (3.77)%
Air Products and Chemicals, Inc.	(158)	(42,747)
Albemarle Corp.	(942)	(114,236)
Beam Therapeutics, Inc. (a)	(1,775)	(49,842)
Coty, Inc. – Class A (a)	(6,955)	(79,287)
Crinetics Pharmaceuticals, Inc. (a)	(1,729)	(54,965)
Estee Lauder Cos., Inc. – Class A	(678)	(86,574)
FMC Corp.	(680)	(36,489)
Intellia Therapeutics, Inc. (a)	(1,604)	(47,527)
Karuna Therapeutics, Inc. (a)	(926)	(177,060)
Moderna, Inc. (a)	(2,829)	(219,813)
Pfizer, Inc.	(4,313)	(131,417)
QuidelOrtho Corp. (a)	(1,155)	(79,383)
Tronox Holdings PLC	(2,681)	(34,183)
Xylem, Inc./NY	(468)	(49,201)
		(1,202,724)

Clothing, Clothing Accessories, Shoe,
and Jewelry Retailers – (0.72)%
Foot Locker, Inc.	(5,059)	(136,239)
KKR & Co., Inc.	(1,209)	(91,691)
		(227,930)

Computer and Electronic Product Manufacturing – (5.01)%
Analog Devices, Inc.	(774)	(141,936)
Bloom Energy Corp. – Class A (a)	(3,858)	(55,710)
Ciena Corp. (a)	(2,580)	(118,293)
GLOBALFOUNDRIES, Inc. (a)	(2,675)	(143,621)
Leonardo DRS, Inc. (a)	(2,089)	(38,500)
Masimo Corp. (a)	(954)	(89,447)
Micron Technology, Inc.	(2,057)	(156,579)
Texas Instruments, Inc.	(1,509)	(230,439)
Viasat, Inc. (a)	(9,489)	(194,050)
Waters Corp. (a)	(203)	(56,964)
Western Digital Corp. (a)	(4,161)	(201,018)
Wolfspeed, Inc. (a)	(4,685)	(172,689)
		(1,599,246)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short (Continued)

November 30, 2023

	Shares	Value
Credit Intermediation and Related Activities – (1.90)%
BOK Financial Corp.	(686)	$(49,234)
Columbia Banking System, Inc.	(2,227)	(49,952)
Eastern Bankshares, Inc.	(3,776)	(45,161)
First Horizon Corp.	(3,173)	(40,583)
Independent Bank Corp.	(903)	(51,489)
New York Community Bancorp, Inc.	(7,473)	(70,321)
Northern Trust Corp.	(2,056)	(162,938)
Seacoast Banking Corp. of Florida	(810)	(18,824)
TFS Financial Corp.	(3,476)	(45,918)
Western Alliance Bancorp	(1,452)	(74,371)
		(608,791)

Diversified Financial Services – (0.33)%
Apollo Global Management, Inc.	(1,132)	(104,144)

Electrical Equipment – (0.12)%
Shoals Technologies Group, Inc. – Class A (a)	(2,792)	(38,669)

Electrical Equipment, Appliance, and
Component Manufacturing – (0.45)%
Fluence Energy, Inc. (a)	(2,235)	(56,054)
Regal Rexnord Corp.	(713)	(85,417)
		(141,471)

Electronic Shopping and Mail-Order Houses – (0.13)%
Etsy, Inc. (a)	(555)	(42,075)

Fabricated Metal Product Manufacturing – (0.27)%
Axon Enterprise, Inc. (a)	(186)	(42,756)
Chart Industries, Inc. (a)	(348)	(45,250)
		(88,006)

Food Manufacturing – (1.00)%
Darling Ingredients, Inc. (a)	(1,845)	(80,940)
Freshpet, Inc. (a)	(878)	(62,294)
Kellanova	(2,041)	(107,235)
Lamb Weston Holdings, Inc.	(682)	(68,220)
		(318,689)

Furniture, Home Furnishings, Electronics,
and Appliance Retailers – (0.65)%
Floor & Decor Holdings, Inc. – Class A (a)	(939)	(86,116)
RH (a)	(447)	(120,676)
		(206,792)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short (Continued)

November 30, 2023

	Shares	Value
General Merchandise Retailers – (0.55)%
Dollar General Corp.	(690)	$(90,473)
Dollar Tree, Inc. (a)	(701)	(86,637)
		(177,110)

Health and Personal Care Retailers – (0.17)%
Walgreens Boots Alliance, Inc.	(2,719)	(54,217)

Health Care Equipment & Supplies – (0.19)%
Inari Medical, Inc. (a)	(992)	(59,212)

Heavy and Civil Engineering Construction – (0.33)%
MasTec, Inc. (a)	(1,713)	(103,876)

Independent Power & Renewable Electricity Producers – (0.09)%
Ormat Technologies, Inc.	(435)	(29,284)

Insurance Carriers and Related Activities – (1.12)%
Arthur J Gallagher & Co.	(278)	(69,222)
Brighthouse Financial, Inc. (a)	(1,021)	(53,123)
Cincinnati Financial Corp.	(403)	(41,424)
Kemper Corp.	(1,098)	(48,565)
Markel Group, Inc. (a)	(20)	(28,782)
Prudential Financial, Inc.	(779)	(76,171)
RenaissanceRe Holdings Ltd.	(181)	(38,799)
		(356,086)

Lessors of Nonfinancial Intangible Assets
(except Copyrighted Works) – (0.39)%
Marathon Digital Holdings, Inc. (a)	(10,292)	(123,195)

Management of Companies and Enterprises – (1.45)%
Brookfield Infrastructure Corp. – Class A	(719)	(22,332)
CNH Industrial NV	(11,192)	(120,202)
Columbia Financial, Inc. (a)	(2,494)	(41,026)
First Interstate BancSystem, Inc. – Class A	(449)	(11,625)
Noble Corp. PLC	(1,309)	(60,397)
Norwegian Cruise Line Holdings Ltd. (a)	(5,708)	(87,161)
Rivian Automotive, Inc. – Class A (a)	(4,141)	(69,403)
ServisFirst Bancshares, Inc.	(952)	(48,704)
		(460,850)

Merchant Wholesalers, Nondurable Goods – (0.17)%
Arrowhead Pharmaceuticals, Inc. (a)	(2,520)	(53,424)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short (Continued)

November 30, 2023

	Shares	Value
Mining (except Oil and Gas) – (0.55)%
CNX Resources Corp. (a)	(1,321)	$(27,556)
Hecla Mining Co.	(7,956)	(39,621)
Royal Gold, Inc.	(334)	(40,681)
Uranium Energy Corp. (a)	(10,310)	(67,221)
		(175,079)

Miscellaneous Manufacturing – (1.62)%
Dexcom, Inc. (a)	(700)	(80,864)
Hasbro, Inc.	(683)	(31,698)
ICU Medical, Inc. (a)	(611)	(53,621)
Inspire Medical Systems, Inc. (a)	(418)	(60,740)
Neogen Corp. (a)	(4,005)	(67,965)
Peloton Interactive, Inc. – Class A (a)	(2,415)	(13,669)
ResMed, Inc.	(418)	(65,931)
Shockwave Medical, Inc. (a)	(674)	(117,647)
Topgolf Callaway Brands Corp. (a)	(1,952)	(23,932)
		(516,067)

Motion Picture and Sound Recording Industries – (0.23)%
Take-Two Interactive Software, Inc. (a)	(455)	(71,981)

Motor Vehicle and Parts Dealers – (0.70)%
AutoZone, Inc. (a)	(46)	(120,057)
CarMax, Inc. (a)	(1,591)	(101,729)
		(221,786)

Motor Vehicle And Parts Dealers – (0.35)%
Advance Auto Parts, Inc.	(2,184)	(110,925)

Nonmetallic Mineral Product Manufacturing – (0.58)%
Corning, Inc.	(6,490)	(184,900)

Oil and Gas Extraction – (1.12)%
Dominion Energy, Inc.	(2,646)	(119,970)
EQT Corp.	(3,231)	(129,111)
Northern Oil and Gas, Inc.	(2,808)	(105,075)
		(354,156)

Other Financial Investment Activities – (0.37)%
Blackstone, Inc.	(835)	(93,829)
Joby Aviation, Inc. (a)	(4,038)	(24,066)
		(117,895)

Performing Arts, Spectator Sports, and Related Industries – (0.20)%
Churchill Downs, Inc.	(543)	(62,863)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short (Continued)

November 30, 2023

	Shares	Value
Personal and Laundry Services – (0.40)%
IAC, Inc. (a)	(2,691)	$(128,711)

Pharmaceuticals – (0.24)%
Axsome Therapeutics, Inc. (a)	(1,129)	(76,151)

Plastics and Rubber Products Manufacturing – (0.15)%
Newell Brands, Inc.	(6,145)	(46,886)

Primary Metal Manufacturing – (0.12)%
Alcoa Corp.	(1,445)	(38,813)

Printing and Related Support Activities – (0.13)%
Permian Resources Corp.	(3,261)	(42,850)

Professional, Scientific, and Technical Services – (3.89)%
Alteryx, Inc. – Class A (a)	(2,744)	(109,897)
Aspen Technology, Inc. (a)	(1,180)	(222,147)
Charles River Laboratories International, Inc. (a)	(169)	(33,307)
Cytokinetics, Inc. (a)	(3,028)	(101,377)
DigitalOcean Holdings, Inc. (a)	(4,225)	(125,145)
Equifax, Inc.	(204)	(44,413)
Gen Digital, Inc.	(6,939)	(153,213)
Globant SA (a)	(489)	(107,971)
IQVIA Holdings, Inc. (a)	(237)	(50,742)
Riot Platforms, Inc. (a)	(8,726)	(109,511)
Ubiquiti, Inc.	(543)	(60,957)
Unity Software, Inc. (a)	(4,139)	(122,142)
		(1,240,822)

Publishing Industries – (1.55)%
BILL Holdings, Inc. (a)	(783)	(51,263)
Braze, Inc. – Class A (a)	(1,860)	(102,188)
Gitlab, Inc. – Class A (a)	(2,426)	(117,273)
Paycor HCM, Inc. (a)	(1,442)	(30,585)
Workiva, Inc. (a)	(1,008)	(96,939)
ZoomInfo Technologies, Inc. (a)	(6,633)	(95,316)
		(493,564)

Real Estate – (0.31)%
Jones Lang LaSalle, Inc. (a)	(156)	(24,261)
Marriott Vacations Worldwide Corp.	(523)	(38,127)
MP Materials Corp. (a)	(2,135)	(33,882)
		(96,270)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short (Continued)

November 30, 2023

	Shares	Value
Rental and Leasing Services – (0.19)%
Hertz Global Holdings, Inc. (a)	(7,360)	$(61,382)

Repair and Maintenance – (0.49)%
Driven Brands Holdings, Inc. (a)	(4,782)	(62,883)
Mister Car Wash, Inc. (a)	(2,237)	(16,285)
Valvoline, Inc. (a)	(2,287)	(78,308)
		(157,476)

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – (2.60)%
Clarivate PLC (a)	(4,088)	(31,723)
Enovix Corp. (a)	(3,421)	(37,870)
Goldman Sachs Group, Inc.	(356)	(121,588)
IonQ, Inc. (a)	(16,304)	(199,399)
Moelis & Co. – Class A	(1,781)	(84,508)
Piper Sandler Cos.	(517)	(79,995)
Raymond James Financial, Inc.	(623)	(65,508)
Rocket Lab USA, Inc. (a)	(9,196)	(40,278)
S&P Global, Inc.	(209)	(86,908)
SOFI TECHNOLOGIES INC COM (a)	(10,435)	(76,071)
		(823,848)

Semiconductor and Other Electronic
Component Manufacturing – (0.54)%
Ambarella, Inc. (a)	(2,925)	(171,727)

Software Publishers – (0.38)%
MongoDB, Inc. (a)	(294)	(122,228)

Specialty Trade Contractors – (0.36)%
QuantumScape Corp. (a)	(9,101)	(57,700)
Sunrun, Inc. (a)	(4,342)	(56,012)
		(113,712)

Sporting Goods, Hobby, Musical Instrument, Book,
and Miscellaneous Retailers – (0.19)%
Tractor Supply Co.	(303)	(61,512)

Support Activities for Mining – (0.26)%
Civitas Resources, Inc.	(901)	(61,890)
Patterson-UTI Energy, Inc.	(1,769)	(20,715)
		(82,605)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short (Continued)

November 30, 2023

	Shares	Value
Support Activities for Transportation – (0.25)%
FTAI Aviation Ltd.	(936)	$(38,573)
GATX Corp.	(376)	(40,984)
		(79,557)

Telecommunications – (0.56)%
Frontier Communications Parent, Inc. (a)	(4,867)	(106,539)
Zoom Video Communications, Inc. – Class A (a)	(1,046)	(70,950)
		(177,489)

Transportation Equipment Manufacturing – (0.60)%
Dorman Products, Inc. (a)	(588)	(42,360)
Spirit AeroSystems Holdings, Inc. – Class A (a)	(1,621)	(44,561)
Tesla, Inc. (a)	(245)	(58,820)
Trinity Industries, Inc.	(1,857)	(46,351)
		(192,092)

Utilities – (1.73)%
American Electric Power Co., Inc.	(424)	(33,729)
Atmos Energy Corp.	(1,089)	(123,939)
Coherent Corp. (a)	(6,196)	(227,951)
New Fortress Energy, Inc.	(1,716)	(66,032)
New Jersey Resources Corp.	(540)	(22,788)
ONEOK, Inc.	(1,091)	(75,115)
		(549,554)

Waste Management and Remediation Services – (0.08)%
Casella Waste Systems, Inc. – Class A (a)	(321)	(25,962)

Water Transportation – (0.07)%
Golden Ocean Group Ltd.	(2,220)	(20,979)

Wood Product Manufacturing – (0.11)%
Louisiana-Pacific Corp.	(553)	(33,727)
TOTAL COMMON STOCKS (Proceeds $15,496,042)		(14,504,682)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short (Continued)

November 30, 2023

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS – (1.57)%

Equity Real Estate Investment Trusts (REITs) – (0.12)%
Extra Space Storage, Inc.	(301)	$(39,181)

Real Estate – (1.34)%
AGNC Investment Corp.	(10,322)	(91,040)
Healthcare Realty Trust, Inc.	(2,315)	(35,350)
PotlatchDeltic Corp.	(883)	(40,477)
Prologis, Inc.	(341)	(39,191)
Rayonier, Inc.	(1,304)	(40,007)
Realty Income Corp.	(1,918)	(103,495)
Sun Communities, Inc.	(283)	(36,603)
WP Carey, Inc.	(617)	(38,402)
		(424,565)

Securities, Commodity Contracts, and Other
Financial Investments and Related Activities – (0.11)%
Americold Realty Trust, Inc.	(1,204)	(33,989)
TOTAL REAL ESTATE INVESTMENT TRUSTS (Proceeds $500,656)		(497,735)

EXCHANGE TRADED FUNDS – (0.49)%
iShares Core S&P 500 ETF	(340)	(155,863)
Invesco QQQ Trust Series 1	(1)	(389)
		(156,252)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $153,983)		(156,252)
TOTAL SECURITIES SOLD SHORT
(Proceeds $16,150,681) – (47.63)%		$(15,158,669)

Percentages are stated as a percent of net assets.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SE	Societas Europaea is a term for a European Public Liability Company.

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Statement of Assets and Liabilities

November 30, 2023

Assets
Investments, at value (cost $33,539,843)	$37,519,690
Receivable for investments sold	655,080
Deposit for short sales at broker	9,501,383
Dividends and interest receivable	59,935
Receivable for Fund shares sold	341,036
Total Assets	48,077,124

Liabilities
Securities sold short, at value (proceeds $16,150,681)	15,158,669
Payable for investments purchased	1,034,665
Dividends payable on short positions	20,179
Payable to Adviser	22,441
Total Liabilities	16,235,954
Net Assets	$31,841,170

Net Assets Consist Of:
Paid-in capital	28,413,051
Total distributable earnings	3,428,119
Net Assets	$31,841,170

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,867,329
Net asset value, redemption price and offering price per share	$17.05

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Statement of Operations

For the Year Ended November 30, 2023

Investment Income
Dividend income(a)	$454,400
Prime broker interest income	304,231
Interest income	4,910
Total Investment Income	763,541

Expenses
Management fees	239,937
Dividends on short positions	150,702
Other expenses	617
Total Expenses	391,256
Net Investment Income	372,285

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(1,890,825)
In-kind redemptions	4,103,411
Short transactions	1,227,113
Change in net unrealized appreciation (depreciation) on:
Investments	565,669
Short transactions	(1,480,089)
Realized and Unrealized Gain on Investments	2,525,279
Net Increase in Net Assets from Operations	$2,897,564

(a)	Net of foreign withholding taxes of $478.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2023	2022(a)
From Operations
Net investment income	$372,285	$115,342
Net realized gain (loss) from:
Investments	(1,792,565)	(3,695,829)
In-kind redemptions	4,103,411	2,398,166
Short transactions	1,128,853	4,375,199
Change in net unrealized
appreciation (depreciation) on:
Investments	565,669	(3,199,363)
Short transactions	(1,480,089)	757,203
Net increase in net assets from operations	2,897,564	750,718

From Distributions
Net dividend and distributions	(194,639)	(4,719,159)
Net decrease in net assets resulting
from distributions paid	(194,639)	(4,719,159)

From Capital Share Transactions
Proceeds from shares sold	23,548,901	17,432,127
Net asset value of shares issued in
reinvestment of distributions to shareholders	—	4,325,163
Payments for shares redeemed	(18,785,490)	(22,727,413)
Payments for transaction fees (Note 8)	46	—
Net increase (decrease) in net assets from
capital share transactions	4,763,457	(970,123)

Total Increase (Decrease) In Net Assets	7,466,382	(4,938,564)

Net Assets
Beginning of year	24,374,788	29,313,352
End of year	$31,841,170	$24,374,788

(a)
The Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on February 18, 2022. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Statement of Cash Flows

For the Year Ended November 30, 2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$2,897,564
Adjustments to reconcile net increase in net assets
from operations to net cash used in operating activities:
Purchases of investments	(108,670,924)
Purchases of short-term investments, net	(376,721)
Proceeds from sales of long-term investments	104,058,253
Return of capital distributions received from underlying investments	24,029
Increase in dividends and interest receivable	(12,424)
Increase in receivable for investment securities sold	(655,080)
Proceeds from securities sold short	55,329,209
Purchases to cover securities sold short	(51,882,382)
Increase in payable for investment securities purchased	1,034,665
Increase in dividends payable on short positions	13,346
Increase in payable to Adviser	4,664
Unrealized depreciation on investments	(565,669)
Unrealized depreciation on short transactions	1,480,089
Net realized gain on investments	(2,212,586)
Net realized gain on short transactions	(1,227,113)
Net cash used in operating activities	(761,080)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	23,207,865
Payment on shares redeemed	(18,785,490)
Proceeds from transaction fees	46
Cash distributions paid to shareholders	(194,639)
Net cash provided by financing activities	4,227,782
Net change in cash	3,466,702
CASH:
Beginning balance	6,034,681
Ending balance	$9,501,383
SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	297,457
Non-cash operating activities – purchases of investment securities in-kind	(18,341,915)
Non-cash operating activities – sales of investment securities in-kind	23,704,145
Non-cash financing activities – proceeds from shares sold in-kind	18,341,915
Non-cash financing activities – payment on shares redeemed in-kind	(23,704,145)
RESTRICTED AND UNRESTRICTED CASH:
Beginning balances
Cash	—
Deposit for short sales at broker	6,034,681
Ending balances
Cash	—
Deposit for short sales at broker	9,501,383

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Financial Highlights

Net Asset Value, Beginning of Year

Income from investment operations:
Net investment income (loss)(1)
Net realized and unrealized gain (loss) on investments
Total from Investment Operations

Less distributions paid:
From net investment income
From net realized gains
Total distributions paid

Net Asset Value, End of Year

Market Price, End of Year

Total Return on NAV(2)
Total Return on Market Price(4)

Supplemental Data and Ratios:
Net assets at end of year (000’s)
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments(3)
After waiver, expense reimbursement and recoupments(3)
Ratio of net investment income (loss) to average net assets:
Before waiver, expense reimbursement and recoupments
After waiver, expense reimbursement and recoupments
Portfolio turnover rate

(1)	Per share net investment income was calculated using the daily average shares outstanding method.
(2)	Total return on net asset value (NAV) represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses.  The annualized before waiver, expense reimbursement and recoupments and after waiver, expense reimbursement and recoupments ratios excluding dividends on short positions, interest and broker expenses were 0.95% and 0.95%, 1.28% and 1.08%, 1.95% and 1.50%, 1.69% and 1.50%, and 1.32% and 1.32%, for the years ended November 30, 2023, November 30, 2022, November 30, 2021, November 30, 2020, and November 30, 2019, respectively.

(4)
Total return on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Excludes the impact of in-kind transactions.
(6)
The Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on February 18, 2022.  See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Year

Year Ended November 30,
2023		2022(6)		2021	2020	2019
$15.45		$17.94		$14.03	$19.76	$19.83

0.23		0.07		(0.03)	0.01	0.14
1.49		0.31		3.98	(1.11)	0.65
1.72		0.38		3.95	(1.10)	0.79

(0.12)		—		(0.04)	(0.13)	(0.07)
—		(2.87)		—	(4.50)	(0.79)
(0.12)		(2.87)		(0.04)	(4.63)	(0.86)

$17.05		$15.45		$17.94	$14.03	$19.76
$17.04		$15.43		$—	$—	$—

11.28%		2.39%		28.26%	-7.68%	4.72%
11.40%		2.20%		—%	—%	—%

$31,841		$24,375		$29,313	$22,537	$67,741

1.55%		1.58%		2.56%	2.58%	2.18%
1.55%		1.38%		2.11%	2.39%	2.18%

1.50%		0.26%		(0.63)%	(0.13)%	0.76%
1.50%		0.46%		(0.18)%	0.06%	0.76%
283.70	%(5)	244.44	%(5)	303.76%	251.72%	239.08%

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements
November 30, 2023

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Convergence Long/Short Equity ETF (the “Fund”) represents a distinct diversified series with its own investment objective, and policies within the Trust. The investment objective of the Fund is to seek long-term capital growth. The Fund is an actively managed exchange-traded fund (“ETF”). The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.

Effective February 18, 2022, the Fund converted from a mutual fund to an ETF, pursuant to an Agreement and Plan of Reorganization. The reorganization was accomplished by a tax-free exchange of shares (with an exception for fractional mutual fund shares). The costs of the reorganization were borne by the Fund’s investment adviser, Convergence Investment Partners, LLC (the “Adviser”). The reorganization did not result in a material change to the investment portfolio. The mutual fund offered Institutional Class shares and commenced operations on December 29, 2009. The following table illustrates the specifics of the reorganization of the mutual fund into the ETF:

Shares Issued
Convergence	to Shareholders	Convergence
Long/Short	of Convergence	Long/Short
Equity Fund	Long/Short	Equity ETF	Combined	Tax Status
Net Assets*	Equity Fund	Net Assets	Net Assets	of Transfer
$26,419,556	1,707,329	$—	$26,419,556	Non-Taxable

*	Includes accumulated net investment losses, accumulated realized gains and unrealized appreciation in the amounts of $(86,871), $2,453,571, and $8,049,316, respectively.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services–Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund, including long and short positions of common stock and real estate investment trusts, that is listed on a securities exchange, except those listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
November 30, 2023

Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security shall be valued at, (i) the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or (ii) the last sales price on the Composite Market for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets, as published by an approved independent pricing service (“Pricing Service”).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value, as described below. Any discount or premium is accreted or amortized using the constant yield method until maturity.

Redeemable securities issued by open-end, registered investment companies, including money market mutual funds are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined as described below.

When market quotations are not readily available, any security or other asset is valued at its fair value in accordance with Rule 2a-5 of the 1940 Act as determined under the Adviser’s fair value pricing procedures, subject to oversight by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
November 30, 2023

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of November 30, 2023:

	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stock	$36,078,524	$—	$—	$36,078,524
Real Estate Investment Trusts	896,738	—	—	896,738
Short-Term Investments	544,428	—	—	544,428
Total Assets	$37,519,690	$—	$—	$37,519,690

Liabilities:
Securities Sold Short
Common Stocks	$(14,504,682)	$—	$—	$(14,504,682)
Exchange Traded Funds	(156,252)	—	—	(156,252)
Real Estate Investment Trusts	(497,735)	—	—	(497,735)
Total Securities Sold Short	(15,158,669)	—	—	(15,158,669)
Total Liabilities	$(15,158,669)	$—	$—	$(15,158,669)

(1)	See the Schedule of Investments for industry classifications.

The Fund did not hold any Level 3 securities during the year ended November 30, 2023.

Except for securities sold short, the Fund did not engage in any derivative securities or engage in hedging activities during the year ended November 30, 2023.

(b)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense, and interest expense is accrued daily. As collateral for its short positions, the Fund is

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
November 30, 2023

required to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets is required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short. The Fund’s securities sold short and deposits for short sales are held with one major securities broker-dealer. The Fund does not require this broker-dealer to maintain collateral in support of the receivable for proceeds on securities sold short.

In accordance with the terms of its prime brokerage agreements with broker-dealers, the Fund may receive rebate income or be charged a fee for borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense. During the current fiscal period the Fund has net income of $304,231 on borrowed securities which is reflected in prime broker interest income on the Statement of Operations.

Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Effective August 19, 2022, the Fund has adopted a Full Derivatives Fund Program and the Adviser has nominated a Derivatives Risk Manager.

(c)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended November 30, 2023, the Fund did not incur any interest or penalties. The Fund’s tax returns for the prior three tax years remain subject to examinations by the Fund’s major tax jurisdictions, which include the Untied States of America and the state of Delaware.

(d)	Distributions to Shareholders

The Fund will distribute any net investment income and any net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
November 30, 2023

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the fair value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The Fund does not charge a redemption fee, and therefore the offering and redemption price per share are equal to the Fund’s NAV per share.

(g)	Allocation of Income, Expenses and Gains/Losses

Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Dividend income from real estate investment trusts (“REITs”) is recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available and adjusts for actual classifications in the calendar year the information is reported.

Withholding taxes on foreign dividends, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

(3)	Federal Tax Matters

The tax character of distributions paid by the Fund during the fiscal years ended November 30, 2023 and November 30, 2022 was as follows:

	November 30, 2023	November 30, 2022
Ordinary Income	$194,639	$2,017,958
Long-Term Capital Gain	$—	$2,701,201

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
November 30, 2023

As of November 30, 2023, the components of distributable earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes(1)	$17,769,691
Gross tax unrealized appreciation	$5,974,707
Gross tax unrealized depreciation	(1,383,377)
Net tax unrealized appreciation	4,591,330
Undistributed ordinary income	316,173
Undistributed long-term capital gain	—
Total distributable earnings	316,173
Other accumulated losses	(1,479,384)
Total distributable earnings	$3,428,119

(1)	Includes securities sold short.

The tax basis of distributable earnings for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

At November 30, 2023, the Fund had short-term capital loss carryovers of $1,454,394.

Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses, and tax equalization by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are due to redemptions in-kind and excise tax expense have no effect on net assets or NAV per share. For the year ended November 30, 2023, the following table shows the reclassifications made:

Paid-in capital	$3,957,678
Total distributable earnings	$(3,957,678)

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. For the year ended November 30, 2023, under the terms of the Agreement, the Fund compensated the Adviser for its management services at the annual rate of 0.95% of the Fund’s average daily net assets.

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Fund’s administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
November 30, 2023

custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fund Services also serves as the fund accountant and transfer agent to the Fund. U.S. Bank National Association (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian. The Trust’s Chief Compliance Officer is also an employee of Fund Services. Fees incurred for these services are paid by the Adviser.

Certain officers of the Fund are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and U.S. Bank.

(6)	Capital Share Transactions

Transactions in the Fund were as follows:

	Year Ended	Year Ended
	November 30, 2023	November 30, 2022
Shares sold	1,520,000	1,135,206
Shares reinvested	—	283,803
Shares redeemed	(1,230,000)	(1,475,356)
Net increase (decrease)	290,000	(56,347)

(7)	Investment Transactions

The aggregate purchases and sales of securities (excluding short-term investments and securities sold short), creations in-kind and redemptions in-kind for the Fund for the year ended November 30, 2023 is summarized below. There were no purchases or sales of U.S. government securities for the Fund.

Purchases	Sales	Creations In-Kind	Redemptions In-Kind
$84,966,779	$85,716,338	$23,704,145	$18,341,915

(8)	Creation and Redemption Transactions

Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. (the “Exchange”). The Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” A Creation Unit generally consists of 10,000 shares. Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to five decimal places.

Only “Authorized Participants” may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
November 30, 2023

clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

Creation Unit Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the “Creation Transaction Fee”) in connection with the issuance of Creation Units. The standard Creation Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. The Creation Transaction Fee for the Fund is $300.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial purchase of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

A creation unit will generally not be issued until the transfer of good title of the deposit securities to the Fund and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Fund will be issued to such authorized participant notwithstanding the fact that the Fund’s deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Fund or its agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Fund for losses, if any.

(9)	Recent Market Events

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. The impact of COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
November 30, 2023

Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

(10)	Subsequent Events

Management has evaluated the Fund’s related events and transactions that occurred subsequent to November 30, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements other than the following:

The Fund paid distributions to shareholders as follows:

			Ordinary	Ordinary
Record		Reinvestment	Income	Distribution
Date	Ex-Date	Payable Date	Rate	Paid
12/18/23	12/15/23	12/21/23	0.20636679	$389,482

CONVERGENCE LONG/SHORT EQUITY ETF
Report of Independent Registered Public Accounting Firm

To the Shareholders of Convergence Long/Short Equity ETF and
Board of Trustees of Trust for Professional Managers

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of Convergence Long/Short Equity ETF (the “Fund”), a series of Trust for Professional Managers, as of November 30, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2009.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
January 26, 2024

CONVERGENCE LONG/SHORT EQUITY ETF
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 17, 2023 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Convergence Long/Short Equity ETF (the “Fund”), a series of the Trust, and Convergence Investment Partners, LLC (“Convergence”), the Fund’s investment adviser (the “Adviser”). The Trustees also met at a prior meeting held on June 22, 2023 (the “June 22, 2023 meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2024.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s operation by the Adviser’s staff. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, including the investment strategies implemented by the Adviser, as well as the qualifications, experience and responsibilities of David J. Abitz and Justin Neuberg, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees reviewed information provided by the Adviser in a due diligence questionnaire, including the structure of the Adviser’s compliance program and its continuing commitment to the Fund following the Fund’s conversion from a mutual fund to an exchange-traded fund (“ETF”) effective on February 18, 2022. The Trustees noted that during the course of the prior year the Adviser had participated in a Trust board meeting to discuss the Fund’s performance and outlook, along with the compliance efforts made by the Adviser, including reports provided by the Adviser in its role as the Fund’s

CONVERGENCE LONG/SHORT EQUITY ETF
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

valuation designee and derivatives risk manager. The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser. The Trustees discussed the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees also considered the Adviser’s overall financial condition, as well as the implementation and operational effectiveness of the Adviser’s business continuity plan. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund (net asset value price returns) for the quarter, one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2023. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to a benchmark index (the Russell 3000 Total Return Index) and in comparison to a peer group of funds as constructed using publicly-available data provided by Morningstar, Inc. and presented by Barrington Financial Group, LLC d/b/a Barrington Partners, an independent third-party benchmarking firm, through its cohort selection process (a peer group of U.S. long-short equity ETFs) (the “Barrington Cohort”). The Trustees noted that the Adviser does not manage any other accounts that utilize strategies similar to those employed by the Fund.

The Trustees noted the Fund’s performance for each of the one-year, three-year, five-year, and ten-year periods ended March 31, 2023 was above the Barrington Cohort average. The Trustees noted that for the one-year period ended March 31, 2023, the Fund had outperformed the Russell 3000 Total Return Index. The Trustees noted that for the quarter, three-year, five-year, ten-year and since inception periods ended March 31, 2023, the Fund had underperformed the Russell 3000 Total Return Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees took into consideration that the management fee was a “unitary management fee” whereby the Adviser agrees to pay all expenses incurred by the Fund, except the unitary management fee payable to the Adviser and certain other excluded expenses of the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses and Barrington Cohort comparisons. The Trustees considered the cost structure of the Fund relative to the Barrington Cohort.

CONVERGENCE LONG/SHORT EQUITY ETF
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

The Trustees also considered the overall profitability of the Adviser and reviewed the Adviser’s financial information. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Advisory Agreement, as well as the Fund’s brokerage practices. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 22, 2023 meeting and the August 17, 2023 meeting at which the Advisory Agreement was formally considered, as well as the reports prepared by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.95% was above the Barrington Cohort average of 0.73%. The Trustees further noted that the Fund’s total expense ratio of 1.38% (which includes dividends and other expenses on securities sold short) was above the Barrington Cohort average of 0.91%.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Fund was not profitable to the Adviser, but the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite subsidizing the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Fund. The Trustees examined the brokerage practices of the Adviser with respect to the Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition and increased ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional one-year term ending August 31, 2024 as being in the best interests of the Fund and its shareholders.

CONVERGENCE LONG/SHORT EQUITY ETF
Notice of Privacy Policy & Practices
(Unaudited)

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security numbers;

•	account balances;

•	account transactions;

•	transaction history;

•	wire transfer instructions; and

•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

CONVERGENCE LONG/SHORT EQUITY ETF
Additional Information
(Unaudited)

Tax Information

For the year ended November 30, 2023, the Fund designated 98.40% of its ordinary income distribution as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2023, 98.32% of dividends paid from net ordinary income for the Fund qualified for the dividends received deduction available to corporate shareholders.

For the fiscal year ended November 30, 2023, the Fund designated 0% of its taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

CONVERGENCE LONG/SHORT EQUITY ETF
Additional Information (Continued)
(Unaudited)

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-677-9414.

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	27	Professor Emeritus,	Independent
615 E. Michigan St.		Term; Since		Department	Trustee, USA
Milwaukee, WI 53202		August 22,		of Accounting,	MUTUALS
Year of Birth: 1955		2001		(June 2019–	(an open-end
				present), Professor,	investment
				Department	company)
				of Accounting,	(2001–2021).
(2004–May 2019),
Marquette University.

Gary A. Drska	Trustee	Indefinite	27	Retired;	Independent
615 E. Michigan St.		Term; Since		Former Pilot,	Trustee, USA
Milwaukee, WI 53202		August 22,		Frontier/Midwest	MUTUALS
Year of Birth: 1956		2001		Airlines, Inc.	(an open-end
				(airline company)	investment
				(1986–2021).	company)
(2001–2021).

Vincent P. Lyles	Trustee	Indefinite	27	Executive Director;	Independent
615 E. Michigan St.		Term; Since		Milwaukee Succeeds	Director, BMO
Milwaukee, WI 53202		April 6,		(education advocacy	Funds, Inc. (an
Year of Birth: 1961		2022		organization) (2023–	open-end
				present); System	investment
				Vice President	company)
				of Community	(2017–2022).
Relations, Advocate
Aurora Health Care
(health care provider)
(2019–2022);
President and Chief
Executive Officer,
Boys & Girls Club of
Greater Milwaukee
(2012–2018).

CONVERGENCE LONG/SHORT EQUITY ETF
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Erik K. Olstein	Trustee	Indefinite	27	Retired; President	Trustee, The
615 E. Michigan St.		Term; Since		and Chief Operating	Olstein Funds
Milwaukee, WI 53202		April 6,		Officer (2000–	(an open-end
Year of Birth: 1967		2022		2020), Vice	investment
				President of Sales	company)
				and Chief Operating	(1995–2018).
Officer (1995–2000),
Olstein Capital
Management, L.P.
(asset management
firm); Secretary and
Assistant Treasurer,
The Olstein Funds
(1995–2018).

Lisa Zúñiga Ramírez	Trustee	Indefinite	27	Retired; Principal	Director,
615 E. Michigan St.		Term; Since		and Senior Portfolio	Peoples
Milwaukee, WI 53202		April 6,		Manager, Segall,	Financial
Year of Birth: 1969		2022		Bryant & Hamill, LLC	Services Corp.
				(asset management	(a publicly
				firm) (2018–2020);	traded bank
				Partner and Senior	holding
				Portfolio Manager,	company)
				Denver Investments	(2022–present).
LLC (asset
management firm)
(2009–2018).

Gregory M. Wesley	Trustee	Indefinite	27	Senior Vice	N/A
615 E. Michigan St.		Term; Since		President of
Milwaukee, WI 53202		April 6,		Strategic Alliances
Year of Birth: 1969		2022		and Business
Development, Medical
College of Wisconsin
(2016–present).

CONVERGENCE LONG/SHORT EQUITY ETF
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Interested Trustee and Officers

John P. Buckel*	Chair-	Indefinite	27	Vice President,	N/A
615 E. Michigan St.	person,	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202	Trustee,	Chairperson		Services, LLC
Year of Birth: 1957	President	and Trustee		(2004–present).
	and	(Since
	Principal	January 19,
	Executive	2023);
	Officer	President
and
Principal
Executive
Officer
(Since
January 24,
2013)

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,		Services, LLC
Year of Birth: 1974	and	2013		(2002–present).
Principal
Financial
and
Accounting
Officer

*	Mr. Buckel is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

CONVERGENCE LONG/SHORT EQUITY ETF
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Deanna B. Marotz	Chief	Indefinite	N/A	Senior Vice President	N/A
615 E. Michigan St.	Compliance	Term; Since		US Bancorp Fund
Milwaukee, WI 53202	Officer,	October 21,		Services, LLC
Year of Birth: 1965	Vice	2021		(2021–present);
	President			Chief Compliance
	and Anti-			Officer of Keeley-Teton
	Money			Advisors, LLC and
	Laundering			Teton Advisors, Inc
	Officer			(2017–2021).

Jay S. Fitton	Secretary	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.		Term; Since		President, U.S.
Milwaukee, WI 53202		July 22, 2019		Bancorp Fund
Year of Birth: 1970				Services, LLC
(2019–present);
Partner, Practus, LLP
(2018–2019);
Counsel, Drinker
Biddle & Reath, LLP
(2016–2018).

Kelly A. Strauss	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011–present).

Shannon Coyle	Assistant	Indefinite	N/A	Officer,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202		August 26,		Services, LLC
Year of Birth: 1990		2022		(2015–present).

Laura A. Carroll	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		August 20,		Bancorp Fund
Year of Birth: 1985		2018		Services, LLC
(2007–present).

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-677-9414. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-877-677-9414, or by accessing the SEC’s website at http://www.sec.gov.

The Fund’s portfolio holdings are posted on the Fund’s website daily at https://www.investcip.com/. The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Fund’s Form N-PORT reports on the SEC’s website at www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Fund toll-free at 1-877-677-9414 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

FREQUENCY OF DISTRIBUTIONS OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Fund trade on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily net asset value (“NAV”) is available, without charge, on the Fund’s website at https://www.investcip.com/.

(This Page Intentionally Left Blank.)

CONVERGENCE LONG/SHORT EQUITY ETF

Investment Adviser	Convergence Investment Partners, LLC
3801 PGA Boulevard
Suite 1001
Palm Beach Gardens, Florida 33410

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	342 North Water Street
Suite 830
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank National Association
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Foreside Fund Services
Three Canal Plaza
Suite 100
Portland, Maine 04101

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

MN-ANNUAL

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the registrant’s Form N-CSR filed on February 3, 2017.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2023	FYE 11/30/2022
Audit Fees	$17,000	$16,500
Audit-Related Fees	$0	$4,000
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2023	FYE 11/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) N/A

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 11/30/2023	FYE 11/30/2022
Registrant	0	0
Registrant’s Investment Adviser	0	0

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)
The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the registrant’s Form N-CSR filed on February 3, 2017.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date    February 2, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date    February 2, 2024

By (Signature and Title)*    /s/Jennifer Lima
Jennifer Lima, Treasurer

Date    February 2, 2024

* Print the name and title of each signing officer under his or her signature.